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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 19, 2004





                         j2 Global Communications, Inc.
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             (Exact name of registrant as specified in its charter)




          Delaware                   0-25965                     51-0371142
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(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation             File Number)              Identification No.)


                              6922 Hollywood Blvd.
                                    Suite 500
                          Los Angeles, California 90028
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                    (Address of principal executive offices)




                                 (323) 860-9200
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              (Registrant's telephone number, including area code)





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          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) EXHIBITS

            Exhibit
            Number                    Description
            ------                    -----------

            99.1     Financial Tables to Press Release issued on April 19, 2004.





ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 19, 2004, j2 Global Communications, Inc. ("j2 Global") filed a Current Report on Form 8-K (the "Original 8-K") announcing its financial results for the first quarter of 2004. A copy of the financial tables to Exhibit 99.1 (the "Financial Tables") of the Original 8-K is attached as Exhibit 99.1 to this Current Report on Form 8-K/A, which is incorporated herein by reference.

Note: The information furnished under Item 9 and Item 12 of this report (including the Financial Tables) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      j2 Global Communications, Inc.
                                             (Registrant)



                                      By: /s/ R. Scott Turicchi
                                          -----------------------
Date: April 20, 2004                      R. Scott Turicchi
                                          Chief Financial Officer


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                                INDEX TO EXHIBITS





    Exhibit
    Number                         Description
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     99.1            Financial Tables to Press Release issued on April 19, 2004.